UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

TELZUIT MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Commission file number 001-15034

Florida	01-0656115
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

5422 Carrier Drive, Suite 306 Orlando, Florida	32819
(Address of principal executive offices)	(Zip code)

(407) 354-1222

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2006, Telzuit Medical Technologies, Inc. (the “Registrant”) entered into the Agreement for Purchase and Sale of Shares (the “Purchase Agreement”), and acquired, pursuant to the Purchase Agreement, 100% of the outstanding capital stock of Cedars Diagnostic Labs, Inc., a Florida Corporation, (“Cedars”) and Atlantic Ultrasound, Inc., a Delaware Corporation (“Atlantic”). Cedars and Atlantic were related entities under common control operating under the fictitious name “PDS Imaging.” PDS Imaging is a Florida based mobile ultrasound and cardiac imaging business. As an independent diagnostic testing facility, PDS Imaging offers echocardiograms, ultrasounds and other out-sourced diagnostic services to physicians and healthcare facilities in central Florida.

At the closing, the Registrant paid $644,255.00 in cash, and agreed to issue 88,853 shares of its common stock, as payment in full, for Cedars and Atlantic. The Registrant acquired Cedars and Atlantic from Todd LaVelle (“LaVelle”) and Mike Evertsen (“Evertsen”). Prior to the acquisition, neither LaVelle nor Evertsen had any material relationship with the Registrant or any of its affiliates, or any director or officer of the registrant, or any associate of any such director or officer.

In connection with the acquisition of 100% of Cedars and Atlantic, the Registrant entered into a Consultation Agreement, effective as of August 1, 2006, with LaVelle and Evertsen. Pursuant to the Consultation Agreement, LaVelle and Evertsen each agreed to provide consulting services through October 31, 2006 to assist with the transition of management of the newly acquired entities, and the Registrant agreed to pay LaVelle $8,400 and pay Evertsen $3,600. In addition, the Registrant agreed to issue 193,900 shares of its common stock to Todd LaVelle and issue 83,100 shares of its common stock to Mike Evertsen.

The total purchase price paid, and the combined total assets of Cedars and Atlantic, did not exceed 20% of the Registrant’s total consolidated assets as of June 30, 2005. In addition, Cedars and Atlantic had a net loss from continuing operations, before income taxes, extraordinary items, and changes in accounting principles, for the twelve month period ending December 31, 2005.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(d)	Exhibits.
10.1	Form of Agreement of Purchase and Sale of Shares.

10.2	Form of Consultation Agreement

99.1	Press Release dated August 2, 2006 titled “Telzuit Medical Technologies Acquires Mobile Medical Imaging Company PDS Imaging”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telzuit Medical Technologies, Inc.
(Registrant)

/s/ Warren Stowell
Date: August 4, 2006	By:
Warren D. Stowell
President and Chief Executive Officer